BLACKROCK FUNDS II

BlackRock Prepared Portfolio 2015

BlackRock Prepared Portfolio 2020

BlackRock Prepared Portfolio 2025

BlackRock Prepared Portfolio 2030

BlackRock Prepared Portfolio 2035

BlackRock Prepared Portfolio 2040

BlackRock Prepared Portfolio 2045

BlackRock Prepared Portfolio 2050

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 15, 2012 to the

Prospectus, dated February 28, 2012

On November 13, 2012, the Board of Trustees (the “Board”) of BlackRock Funds II approved certain changes to the contractual expense caps of the Funds in order to decrease the net expenses applicable to the Funds’ Investor A and Class R Shares. The Board has determined to lower contractual expense caps by 0.15% for each of the Investor A and Class R Shares. The lower expense caps will become effective on November 27, 2012.

Effective November 27, 2012, the Prospectus of the Funds is amended to reflect the following:

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.35% (for Investor A Shares) and 1.59% (for Class R Shares) of average daily net assets until March 1, 2023. In addition, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.35% (for Investor A Shares) and 0.59% (for Class R Shares) of average daily net assets until March 1, 2014. The Funds may have to repay some of these waivers and reimbursements to BlackRock in the following two years. These contractual agreements may be terminated upon 90 days notice by a majority of the non-interested trustees of the Funds or by a vote of a majority of the outstanding voting securities of the Funds.

Shareholders should retain this Supplement for future reference.

PRO-LP-1112SUP